UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2014

HYBRID COATING TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

950 John Daly blvd, Suite 260, Daly City, CA 94015	94015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 491-3449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On September 10, 2014, Hybrid Coating Technologies Inc. (the “Company”), through its wholly owned subsidiary Nanotech Industries International Inc. (“NTI”), and Nanotech Industries Inc. (the “Licensor”) entered into a Ninth Amendment (“Ninth Amendment Agreement”) to the Licensing Agreement previously entered into by and between the Parties on July 12, 2010, amended on March 17, 2011, on July 7, 2011, on June 28, 2013, on December 13, 2013, on March 31, 2014, on April 9, 2014, on May 6, 2014 and on August 19, 2014. The Licensing Agreement was previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011, the Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on March 21, 2011, the Second Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K on July 8, 2011, the Third Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013, the Fourth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013, the Fifth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 1, 2014, the Sixth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 10, 2014, the Seventh Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on May 6, 2014 and the Eighth Amendment to the Licensing Agreement was filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 19, 2014 . The Ninth Amendment to the Licensing Agreement is intended to modify the Licensing Agreement as follows and no other changes are being made by means of this filing:

1.

Pursuant to the terms of the Agreement, NTI was granted certain licenses and Exclusivity for various territories in consideration for the payment of licensing fees and consideration, payable to the Licensor. This Ninth Amendment Agreement expands the definition of the licensing fees and consideration, solely as set forth below, to include payment in shares of the Company’s Common Stock and/or warrants at the sole discretion of the Company, which shares shall have a fair market value calculated as the closing price reported by the over-the-counter market for the previous trading day (“Shares”) and, which warrants shall include a cashless exercise and be exercisable at a price per share equal to the Common Stock par value and expiring 10 years from the date of issuance (“Warrants”).

2.	The following terms in the Licensing Agreement are henceforth with defined as follows:

(i)           The one time royalty fee equal to US $150,000 and payable to the Licensor pursuant to the Amendment Agreement, in consideration for the right to manufacture and sell in the Russian Territory (as defined in the Amendment Agreement), shall be payable, at the Company’s sole discretion, in lawful US currency and/or Shares and/or Warrants.

(ii)          The consideration equal to US $2,000,000 and payable to the Licensor pursuant to the Fifth Amendment Agreement, in consideration for the Added Applications (as defined in the Fifth Amendment Agreement), shall be payable, at the Company’s sole discretion, in lawful US currency and/or Shares and/or Warrants.

(iii)         The consideration equal to US $1,250,000 and payable to the Licensor pursuant to the Sixth Amendment Agreement, in consideration for the extension to the payment deadline for the rights of exclusivity to manufacture and sell the LICENSOR Product in the European Continent Territory (as defined in the Sixth Amendment Agreement), shall be payable, at the Company’s sole discretion, in lawful US currency and/or Shares and/or Warrants.

(iv)          The consideration equal to US 500,000 and payable to the Licensor pursuant to the Seventh Amendment Agreement, in consideration for the LICENSOR Product to include SFI (as defined in the

Seventh Amendment Agreement), shall be payable, at the Company’s sole discretion, in lawful US currency and/or Shares and/or Warrants.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit	Description
No.
4.1	Form of Warrant (pursuant to Regulation (D) (10)

4.2	Form of Warrant (pursuant to Regulation (S) (11)

10.1	Ninth Amendment to the Licensing Agreement, dated September 10 , 2014

10.2	Licensing Agreement, dated July 12, 2010 (1)

10.3	Amendment to the Licensing Agreement, dated March 17, 2011 (2)

10.4	Second Amendment to the Licensing Agreement, dated July 7, 2011 (3)

10.5	Third Amendment to the Licensing Agreement, dated June 28, 2013 (4)

10.6	Fourth Amendment to the Licensing Agreement, dated December 13, 2014 (5)

10.7	Fifth Amendment to the Licensing Agreement, dated March 31 , 2014 (6)

10.8	Sixth Amendment to the Licensing Agreement, dated April 9 , 2014 (7)

10.9	Seventh Amendment to the Licensing Agreement, dated May 6 , 2014 (8)

10.10	Eighth Amendment to the Licensing Agreement, dated August 19 , 2014 (9)

Note

(1)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on October 18, 2011.
(2)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on March 21, 2011.
(3)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on July 8, 2011.
(4) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on June 28, 2013.
(5) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on December 13, 2013.
(6) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 1, 2014.
(7) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 10, 2014.
(8) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on May 6, 2014.
(9) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 19, 2014
(10) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 19, 2014
(11)Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 19, 2014

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2014	HYBRID COATING TECHNOLOGIES INC.

By:	/s/:Joseph Kristul
Joseph Kristul
President and Chief Executive Officer